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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                         MENDOCINO BREWING COMPANY, INC.
               (Exact name of issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                 0-22524                         68-0318293
           (Commission File No.)    (IRS Employer Identification Number)


                1601 Airport Road, Ukiah, California      95482
             (Address of principal executive offices)   (Zip Code)

                                 (707) 463 6610
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     (A)  CONTINUED DELAY IN FILING THE COMPANY'S 2004 ANNUAL REPORT ON FORM
          10-K.

     On March 31, 2005, the Company filed a Notification of Late Filing on Form 12b-25 with respect to its Annual Report on Form 10-K for the year ended December 31, 2004. In the Notification of Late Filing, the Company indicated that it anticipated filing its Annual Report on Form 10-K on or before April 15, 2005.

     On April 19, 2005, the Company filed a Current Report on Form 8-K noting its inability to file the Annual Report as well as certain recent developments involving two potential new debt financings. In that Current Report the Company stated that it anticipated that the Annual Report would be filed on or before Friday, April 22, 2005.

     Despite its expectations, the Company has still not filed its 2004 Annual Report. The primary reason for the continued delay has been that the Company has not yet been able to complete its financial statements for the year 2004. Additionally, consummation of the pending financings discussed below and in the previous Current Report may affect the Company's discussion and analysis of its financial condition in the Annual Report. It is currently anticipated that the Annual Report will be finalized and filed during the week beginning May 2, 2005.

     (B)  RECENT DEVELOPMENTS

     Among the reasons the Company has previously cited for its inability to timely file the Annual Report were that the Company was in the process of addressing certain ongoing liquidity issues, including refinancing of certain loans and credit agreements.

     As previously disclosed, the Company has recently obtained preliminary loan commitments from two lenders to refinance these debts. The Company is continuing the process of satisfying the lenders' remaining documentation, due diligence, and other requirements in preparation for closing both financing transactions.


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                                   SIGNATURES


     Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MENDOCINO BREWING COMPANY, INC.
                                                 (Registrant)


Date: April 22, 2005                     By:
                                            ------------------------------------
                                               N. Mahadevan, Secretary and
                                               Chief Financial Officer





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